                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: February 19, 2004
                        (date of earliest event reported)

                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

           Delaware                   333-100848               51-0362653
        (State or Other               (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)       File Number)        Identification Number)

        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events

Filing of Accountant's Consent

         The consolidated financial statements of Mortgage Guaranty Insurance
Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and
for the years that ended on such dates (the "2002 Financial Statements") are hereby incorporated by reference in this Form 8-K and in the Prospectus
Supplement relating to the Residential Asset Securities Corporation Home Equity
Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS2.

         The 2002 Financial Statements have been audited by
PricewaterhouseCoopers LLP, and the consent of PricewaterhouseCoopers LLP to (i)
the incorporation by reference of such financial statements in this Form 8-K and
(ii) their being named as "Experts" in the Prospectus Supplement relating to the
Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed
Pass-Through Certificates, Series 2003-KS8, is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit:

         23.1     Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RESIDENTIAL ASSET SECURITIES CORPORATION

                                       By:    /s/ Benita Bjorgo
                                               Benita Bjorgo
                                               Vice President

Dated:  February 19, 2004

                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Current Report on
Form 8-K and to the use in the Prospectus Supplement dated February 19, 2004, relating to the Residential Asset Securities Corporation Home Equity Mortgage
Asset-Backed Pass-Through Certificates, Series 2004-KS2, of our report dated
January 8, 2003 relating to the financial statements of Mortgage Guaranty
Insurance Corporation and Subsidiaries, which appears in such Prospectus
Supplement. We also consent to the references to us under the heading "Experts"
in such Prospectus Supplement.

/s/ PricewaterhouseCoopers

Milwaukee, Wisconsin
February 19, 2004